SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 1, 2000



                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    Massachusetts                        1-6833           04-6268740
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(State or other jurisdiction        (Commission       (IRS Employer
     of incorporation)              File Number)   Identification No.)


           50 Congress Street, Suite 222, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 248-2300




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Item 5.  Other Events.

                  On August 1, 2000, MGI Properties (NYSE: MGI) (the "Trust") announced that the Trust's Board of Trustees has declared a liquidating distribution of $1.85 per share payable on September 28, 2000 to shareholders of record at the close of business on September 14, 2000 and that the Trust will be terminated as of September 30, 2000, at which time its remaining assets, which currently include cash and three properties, will contemporaneously be distributed, subject to any of its remaining liabilities, to a liquidating trust to be known as the MGI Properties Liquidating Trust. The last day of trading of the Trust's Common Shares on the New York Stock Exchange will be September 27, 2000. MGI's stock transfer books will be closed as of the close of business on September 27, 2000. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

         (c) Exhibits

         Exhibit No.                                 Exhibit
         ----------                                  -------

           99.1            Press Release dated August 1, 2000.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MGI PROPERTIES
                                         (Registrant)



Dated: August 2, 2000                   By:/s/ Phillip C. Vitali
                                           -------------------------------------
                                           Name:  Phillip C. Vitali
                                           Title: Executive Vice President
                                                    and Treasurer
                                                  (Principal Financial and
                                                   Accounting Officer)




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


                                  EXHIBIT INDEX


99.1              Press Release dated August 1, 2000.